UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2014
(Date of earliest event reported)

PUISSANT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-17422	27-0543309
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 Whitley Street, London, Kentucky	40743
(Address of principal executive offices)	(Zip Code)

(606) 864-3161
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The registrant, Puissant Industries, Inc. is referred to herein as “we”, “our” or “us”.

Effective as of May 1, 2014, we completed a Mortgage Promissory Note/Assignment providing for our purchase from N.A. Energy Resources and Kentucky Petroleum Operating Ltd (the “Sellers”) of:
•	14 miles of 4-inch pipeline;
•	3 Knox Oil and Gas Wells;
•	Compressor Station Site and related facilities; and
•	814 acres for oil and gas development.

In return for the purchase, we are required to pay the Sellers $400,000 in cash.

Attached hereto is Exhibit 99.1, a press release that we will publicly distribute on May 15, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUISSANT INDUSTRIES, INC.

Date: May 15, 2014	By:	/s/ Mark Holbrook
President and Chief Executive Officer

Date: May 15, 2014	By:	/s/ Cora Holbrook
Cora Holbrook
Chief Financial Officer

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